EXCHANGE AGREEMENT

(To replace deferred compensation balances that remained unpaid at the time of employment termination.)

This EXCHANGE AGREEMENT (this "Agreement") is made and entered into effective as of the 15th day of April, 2024 by and between GUIDED THERAPEUTICS, INC., a Delaware corporation (the "Company") and the undersigned creditor of the Company (the "Creditor").

W I T N E S S E T H:

WHEREAS, the Creditor is the payee of certain obligations owed to the Creditor by the Company as set forth on Exhibit A hereto (the "Obligations");

NOW, THEREFORE, in consideration of the mutual covenants herein contained, and intending to be legally bound hereby, the parties hereto, being duly sworn, do covenant, agree and certify as follows:

1. **Recitals.** The parties hereto acknowledge and agree that the foregoing recitals are true and accurate and constitute part of this Agreement to the same extent as if contained in the body hereof.

2. **Exchange and Satisfaction.** The Obligations are hereby surrendered by the Creditor and exchanged for the Note and other considerations according to the following terms and conditions.

   a. The Creditor is or has been an employee or consultant of the Company and both parties wish to continue their relationship under mutually agreeable terms.

   b. In lieu of agreeing to dismiss what he is currently owed by the Company, the Creditor agrees to accept cash payments over time in the amount of $87,162.38 in the form of an unsecured note bearing 6% annual simple interest with the Company, to be executed within 10 business days of the signing of this Agreement.

   c. Payments of at least $2,000, are due on the 5th of each month beginning May 5th, 2024, with the final payment due on May 5th, 2028 (**Exhibit A**). There is no penalty for early payments.

3. **Successors and Assigns.** This Agreement is binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

4. **Counterparts.** This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have affixed their hands and seals by signing this Agreement as of the day and year first above written.

[Signatures on Following Page]

Company:

GUIDED THERAPEUTICS, INC.

By: Mark L Faupel 16 April 2024
Name: Mark L/ Faupel
Title: CEO & President

Creditor:

Benjamin Landry 16 Apr 2024
Name: Benjamin Landry

Exhibit A

	Principal	
Long-term Note	$ 87,162.38	
Interest rate	6%	
Payment	$ 2,000	starting on 05/05/2024

	Principal	Interest Rate	Payment principal	Interest	Payment Interest	Accrual	Balance Remaining
4/15/2024	$87,162.38	6%	$0.00	$0.00	$0.00	$0.00	$87,162.38
4/30/2024	87,162.38	6%	0.00	217.91	0.00	217.91	87,380.29
5/5/2024	87,162.38	6%	(2,000.00)	435.81	0.00	653.72	85,816.10
6/5/2024	85,162.38	6%	(2,000.00)	425.81	0.00	1,079.53	84,241.91
7/5/2024	83,162.38	6%	(2,000.00)	415.81	0.00	1,495.34	82,657.72
8/5/2024	81,162.38	6%	(2,000.00)	405.81	0.00	1,901.15	81,063.53
9/5/2024	79,162.38	6%	(2,000.00)	395.81	0.00	2,296.97	79,459.35
10/5/2024	77,162.38	6%	(2,000.00)	385.81	0.00	2,682.78	77,845.16
11/5/2024	75,162.38	6%	(2,000.00)	375.81	0.00	3,058.59	76,220.97
12/5/2024	73,162.38	6%	(2,000.00)	365.81	0.00	3,424.40	74,586.78
1/5/2025	71,162.38	6%	(2,000.00)	355.81	0.00	3,780.21	72,942.59
2/5/2025	69,162.38	6%	(2,000.00)	345.81	0.00	4,126.02	71,288.40
3/5/2025	67,162.38	6%	(2,000.00)	335.81	0.00	4,461.84	69,624.22
4/5/2025	65,162.38	6%	(2,000.00)	325.81	0.00	4,787.65	67,950.03
5/5/2025	63,162.38	6%	(2,000.00)	315.81	0.00	5,103.46	66,265.84
6/5/2025	61,162.38	6%	(2,000.00)	305.81	0.00	5,409.27	64,571.65
7/5/2025	59,162.38	6%	(2,000.00)	295.81	0.00	5,705.08	62,867.46
8/5/2025	57,162.38	6%	(2,000.00)	285.81	0.00	5,990.90	61,153.28
9/5/2025	55,162.38	6%	(2,000.00)	275.81	0.00	6,266.71	59,429.09
10/5/2025	53,162.38	6%	(2,000.00)	265.81	0.00	6,532.52	57,694.90
11/5/2025	51,162.38	6%	(2,000.00)	255.81	0.00	6,788.33	55,950.71
12/5/2025	49,162.38	6%	(2,000.00)	245.81	0.00	7,034.14	54,196.52
1/5/2026	47,162.38	6%	(2,000.00)	235.81	0.00	7,269.96	52,432.34
2/5/2026	45,162.38	6%	(2,000.00)	225.81	0.00	7,495.77	50,658.15
3/5/2026	43,162.38	6%	(2,000.00)	215.81	0.00	7,711.58	48,873.96
4/5/2026	41,162.38	6%	(2,000.00)	205.81	0.00	7,917.39	47,079.77
5/5/2026	39,162.38	6%	(2,000.00)	195.81	0.00	8,113.20	45,275.58
6/5/2026	37,162.38	6%	(2,000.00)	185.81	0.00	8,299.02	43,461.40
7/5/2026	35,162.38	6%	(2,000.00)	175.81	0.00	8,474.83	41,637.21
8/5/2026	33,162.38	6%	(2,000.00)	165.81	0.00	8,640.64	39,803.02
9/5/2026	31,162.38	6%	(2,000.00)	155.81	0.00	8,796.45	37,958.83
10/5/2026	29,162.38	6%	(2,000.00)	145.81	0.00	8,942.26	36,104.64
11/5/2026	27,162.38	6%	(2,000.00)	135.81	0.00	9,078.07	34,240.45
12/5/2026	25,162.38	6%	(2,000.00)	125.81	0.00	9,203.89	32,366.27
1/5/2027	23,162.38	6%	(2,000.00)	115.81	0.00	9,319.70	30,482.08
2/5/2027	21,162.38	6%	(2,000.00)	105.81	0.00	9,425.51	28,587.89
3/5/2027	19,162.38	6%	(2,000.00)	95.81	0.00	9,521.32	26,683.70
4/5/2027	17,162.38	6%	(2,000.00)	85.81	0.00	9,607.13	24,769.51
5/5/2027	15,162.38	6%	(2,000.00)	75.81	0.00	9,682.95	22,845.33
6/5/2027	13,162.38	6%	(2,000.00)	65.81	0.00	9,748.76	20,911.14
7/5/2027	11,162.38	6%	(2,000.00)	55.81	0.00	9,804.57	18,966.95
8/5/2027	9,162.38	6%	(2,000.00)	45.81	0.00	9,850.38	17,012.76
9/5/2027	7,162.38	6%	(2,000.00)	35.81	0.00	9,886.19	15,048.57
10/5/2027	5,162.38	6%	(2,000.00)	25.81	0.00	9,912.01	13,074.39
11/5/2027	3,162.38	6%	(2,000.00)	15.81	0.00	9,927.82	11,090.20
12/5/2027	1,162.38	6%	(1,162.38)	5.81	(837.62)	9,096.01	9,096.01
1/5/2028	0.00	6%	0.00	0.00	(2,000.00)	7,096.01	7,096.01
2/5/2028	0.00	6%	0.00	0.00	(2,000.00)	5,096.01	5,096.01
3/5/2028	0.00	6%	0.00	0.00	(2,000.00)	3,096.01	3,096.01
4/5/2028	0.00	6%	0.00	0.00	(2,000.00)	1,096.01	1,096.01
5/5/2028	0.00	6%	0.00	0.00	(1,096.01)	(0.00)	(0.00)

PROMISSORY NOTE

Issuance Date: April 15, 2024 **Principal Amount: $87,162.38**

THIS PROMISSORY NOTE is duly authorized and validly Note of Guided Therapeutics, Inc., a Delaware corporation, (the "Company"), having its principal place of business at 5835 Peachtree Corners East, Suite B, Peachtree Corners, Georgia 30092.

FOR VALUE RECEIVED, the undersigned promises to pay to **Benjamin Landry** ("Holder") the principal sum of EIGHTY-SEVEN THOUSAND ONE HUNDRED SIXTY-TWO DOLLARS AND THIRTY-EIGHT CENTS ($87,162.38), in lawful money of the United States of America, at such place as Holder may designate in writing.

The Note shall accrue 6% simple annual interest from the date thereof and mature on May 5th, 2028. The Company is required to make monthly payments of at least $2,000.00 on the fifth day of each month, beginning May 5th, 2024 (**Exhibit A**). There shall be no penalty for early payments.

All parties to this Note, including maker and any sureties, endorsers, or guarantors, hereby waive protest, presentment, notice of dishonor, and notice of acceleration of maturity and agree to continue to remain bound for the payment of principal, interest and all other sums due under this Note, notwithstanding any change or changes by way of release, surrender, exchange, modification or substitution of any security for this Note or by way of any extension or extensions of time for the payment of principal and interest, if any; and all such parties waive all and every kind of notice of such change or changes and agree that the same may be made without notice or consent of any of them.

This Note shall be governed by, and construed in accordance with, the laws of the State of Georgia, regardless of laws that might otherwise govern under applicable principles of conflicts of law.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be duly executed the day and year first above written.

GUIDED THERAPEUTICS, INC.

By: Mark L. Faupel

Mark L. Faupel
CEO & President

Lisa Battle

From: Mark Faupel
Sent: Friday, May 3, 2024 3:33 PM
To: Lisa Battle; Aleksandra Waterstreet
Subject: We need to pay Ben Landry $2,000 by the 5th of each month

Lisa:

If we have not done so for May, it is approved.

Thanks,

Mark

Scheduled | In Process | Processed

Benjamin Landry
* Inc

Your check may be cashed, and the money withdrawn, before, on, or after May 13, 2024.

Pay From Operating *8724

Amount $2,000.00

PAPER CHECK

DELIVER BY

May 13

(Estimated)

Memo RE: Exchange Agreement

Confirmation W55JM-9S323

Bank of America Online Banking

Operating: Account Activity Transaction Details

Post date:	05/13/2024
Amount:	-2,000.00
Type:	Bill pay
Description:	Benjamin Landry Bill Payment
Merchant name:	BENJAMIN LANDRY
Merchant information:	
Transaction category:	Business Expenses: Business Miscellaneous

Scheduled | In Process | Processed

Benjamin Landry
* Inc

Your check may be cashed, and the money withdrawn, before, on, or after June 12, 2024.

Pay From Operating *8724

Amount $2,000.00

PAPER CHECK

DELIVER BY

June 12

(Estimated)

Memo RE: Exchange Agreement

Confirmation W86FN-P41W7

Bank of America Online Banking

Operating: Account Activity Transaction Details

Post date:	06/12/2024
Amount:	-2,000.00
Type:	Bill pay
Description:	Benjamin Landry Bill Payment
Merchant name:	BENJAMIN LANDRY
Merchant information:	
Transaction category:	Business Expenses: Business Miscellaneous

Scheduled	In Process	Processed

Benjamin Landry
* Inc

Your check may be cashed, and the money withdrawn, before, on, or after July 11, 2024.

Pay From Operating *8724

Amount $2,000.00

PAPER CHECK

DELIVER BY

July 11

(Estimated)

Memo RE: Exchange Agreement

Confirmation WC4H0-BBJPJ

Bank of America Online Banking

Operating: Account Activity Transaction Details

Post date:	07/11/2024
Amount:	-2,000.00
Type:	Bill pay
Description:	Benjamin Landry Bill Payment
Merchant name:	BENJAMIN LANDRY
Merchant information:	
Transaction category:	Business Expenses: Business Miscellaneous